PLYMOUTH REIT

Plymouth Industrial REIT, Inc.







INVESTOR PRESENTATION

FOURTH QUARTER 2017

Company Overview

Dollars in thousands except for share amounts

Overview

- High quality Class B industrial portfolio with stable and consistent cash flows
- Differentiated investment strategy focused on growth and superior returns
- Strong U.S. industrial markets with improving fundamentals
- Highly experienced and capable management team

Our Business

Plymouth Industrial REIT, Inc. is a full service real estate company structured as a vertically integrated, self-administered and self-managed real estate investment trust focused on the acquisitions, ownership and management of single and multi-tenant industrial properties, including distribution centers, warehouses and light industrial properties, primarily located in secondary and select primary markets across the United States.

The company seeks to acquire properties that provide current operating income with the opportunity to enhance shareholder value through property re-positioning, capital improvements and restructuring tenant leases.

Snapshot (December 31, 2017)

Square Feet	9,204,856
Number of Properties	49
Number of States	9
Ending Occupancy	95.0%[(1)]
Quarterly Dividend	$0.375
Dividend Yield	8.24%
Shares/Units Outstanding	4,234,324
Fiscal Year End	December 31



North Shadeland, Indianapolis, IN

(1) Including the recent acquisitions

Investment Strategy

Investment strategy targets well located, stable assets

- Attractive primary and secondary markets
- Submarkets exhibiting strong absorption and rising rental rates
- Primary investment focus on Class B single and multi-tenant properties

Robust pipeline of acquisition opportunities

- Current pipeline of approximately $400 million
  - Atlanta
  - Chicago
  - Cincinnati
  - Columbus
  - Indianapolis
- UPREIT opportunities for accretive transactions utilizing operating partnership units as currency
- Opportunity for future joint venture partnerships that we believe can provide:
  - Deep value-add opportunities outside the REIT portfolio
  - Ancillary asset management and acquisition fees
  - Ability to share investment costs with JV partners
  - Potential future acquisition opportunities for Plymouth REIT

Attractive Industrial Sector Dynamics

Industry Highlights

- Rising demand for industrial real estate space
- Total U.S. industrial real estate market is estimated at $1 trillion, comprising 15.4 billion square feet
- REITs currently own approximately 8%, or 1.2 billion square feet, of the U.S. industrial real estate market
- Plymouth believes the fragmented market creates an opportunity for REITs to strategically acquire industrial assets from private operators
- Rising e-commerce retail sales driving demand for distribution centers closer to customers

U.S. Industrial Real Estate Market *(as of June 30, 2017)*



U.S. Industrial Real Estate Market
REIT-Owned
8%
Other
Ownership
92%

Net Absorption *(as of December 31, 2016)*



80.0
60.0
40.0
20.0
0.0
(20.0)
(40.0)
(60.0)
(80.0)
(100.0)
Sq. Ft. in Millions
17%
16%
15%
14%
13%
12%
11%
10%
9%
8%
Availability Rate (%)
Q1 2007
Q1 2008
Q1 2009
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016
Net Absorption
Completions
Availability Rate (%)

Source: CB Richard Ellis ("CBRE")

Attractive Industrial Sector Dynamics (Continued)

Rising rental rates and declining vacancy across US markets


US Flex/R&D 2Q17 Trend Futures
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
20
16
12
8
4
0
Effective Rent
Vacancy (%)
2010
2012
2014
2016
2018
2020
Eff Rent $
Vac %


US Warehouse/Distribution 2Q17 Trend Futures
$6.00
$5.00
$4.00
$3.00
$2.00
16.0
12.0
8.0
4.0
0.0
Effective Rent
Vacancy (%)
2010
2012
2014
2016
2018
2020
Eff Rent $
Vac %

Source: Reis, Inc.

Second Half 2017 Acquisitions

- **July 20, 2017** - acquired a 5-property portfolio of Class A and Class B industrial buildings totaling 667,000 square feet in South Bend, Indiana for approximately $26,000,000 in cash. The buildings are 100% leased as of September 30, 2017.

- **August 11, 2017** - acquired two Class B industrial buildings in Indianapolis, Indiana, the "Shadeland Portfolio", totaling approximately 606,871 square feet for approximately $16,875,000. The purchase price includes approximately $8,868,000 in cash, and the issuance of 421,438 units of Plymouth's Operating Partnership units at $19.00 per unit for approximately $8,007,000. The buildings are 94% leased as of September 30, 2017.

- **August 16, 2017** - acquired a Class B industrial property in Columbus, Ohio consisting of 121,440 square feet for approximately $3,700,000 in cash. The building is 100% leased as of September 30, 2017.

- **August 16, 2017** - also acquired a 8-building property of Class B industrial/flex space in Memphis, Tennessee, for approximately $7,825,000 totaling approximately 235,000 square feet. The buildings are 57% occupied as of September 30, 2017.

- **September 8, 2017** - acquired a Class B industrial property in Memphis, Tennessee, consisting of 131,904 square feet for approximately $3,700,000 in cash. The building is 100% leased as of September 30, 2017.

Total Completed in Third Quarter: $58,100,000 at weighted average initial yield of 8.9%

Second Half 2017 Acquisitions

- **<u>November 30, 2017</u>** - acquired a 15-property portfolio of Class B industrial buildings totaling 3 million square feet in the greater Chicago area for approximately $99,750,000, comprised of $19,950,000 in cash and a secured mortgage loan of $79,800,000. The buildings were 96% leased at the time of acquisition.

- **<u>December 21, 2017</u>** - acquired a three-property portfolio of single-tenant industrial buildings totaling 330,361 square feet in Atlanta, Georgia for approximately $11,425,000 in cash. The buildings were 100% leased at the time of acquisition.

- **<u>December 22, 2017</u>** - acquired a light manufacturing building consisting of 75,000 square feet in Chicago for approximately $4,100,000 in cash. The building 100% leased at the time of acquisition.

Total Completed in Fourth Quarter: $115,275,000 at weighted average initial yield of 8.2%

Representative Post-IPO Acquisitions



2815-2890 Business Park Drive, Memphis, TN



3635 Knight Road, Memphis, TN



South Bend Portfolio, South Bend, IN



2120-2138 New World Drive, Columbus, OH

Strategy Execution Since June 2017 IPO

Acquired $173.4 million at weighted average initial yield of 8.45%

- Mix of large and small portfolios together with select one-off transactions
- Expanded our presence in targeted markets such as Columbus, greater Chicago, Memphis and Atlanta
- Utilized UPREIT units, cash and secured debt
- Primary investment focus on Class B single and multi-tenant properties
- Less than approximately 50% of the annualized NOI of the third quarter acquisitions have been reflected in reported results as of September 30, 2017

Successfully accessed capital markets

- Completed IPO raising $58.1 million in gross proceeds
- Secured $35 million credit facility led by Key Bank
- Completed preferred offering raising $51.0 million in gross proceeds
- Closed on $79.8 million secured loan from affiliate of Goldman Sachs

Created strong catalysts for 2018

- Expected full-year benefit from $173.4 million of acquisitions completed in second half 2017
- Continued execution on strong acquisition pipeline, subject to capital availability
- Fourth quarter 2017 earnings report in early March expected to outline the following:
    - 2018 outlook for revenue, NOI, EBITDA and FFO
    - NAV calculation and valuation metrics
    - Capital plans

Highlights

Dollars in thousands except for share amounts

	Three months ended September 30. 2017	
NOI	$	4,283
EBITDA	$	3,279
FFO	$	643
AFFO	$	526

	Per wtd. avg. common share	
FFO	$	0.18
AFFO	$	0.14
Dividend	$	0.375



New World, Columbus, OH

Portfolio in Attractive Markets

Chicago, IL	
Number of Properties	20
Occupancy [1]	98%
Total Rentable Square Feet	3,417,592
% of Rentable SF	36%

Milwaukee, WI	
Number of Properties	2
Occupancy [1] [3]	66%
Total Rentable Square Feet	170,644
% of Rentable SF	2%

Columbus, OH	
Number of Properties	6
Occupancy [1]	100%
Total Rentable Square Feet	1,419,938
% of Rentable SF	15%

South Bend/Indianapolis, IN	
Number of Properties	7
Occupancy [1]	98%
Total Rentable Square Feet	1,273,871
% of Rentable SF	14%

Portland, ME	
Number of Properties	1
Occupancy [1]	100%
Total Rentable Square Feet	200,625
% of Rentable SF	2%

Marlton, NJ	
Number of Properties	1
Occupancy [1]	83%
Total Rentable Square Feet	156,279
% of Rentable SF	2%

Cincinnati, OH	
Number of Properties	2
Occupancy [1]	100%
Total Rentable Square Feet	428,386
& of Rentable SF	5%

Cleveland, OH	
Number of Properties	1
Occupancy [1]	100%
Total Rentable Square Feet	255,570
% of Rentable SF	3%

Memphis/Jackson, TN	
Number of Properties	4
Occupancy [1] [2]	87%
Total Rentable Square Feet	1,207,613
% of Rentable SF	13%

Atlanta, GA	
Number of Properties	4
Occupancy [1]	100%
Total Rentable Square Feet	525,161
% of Rentable SF	6%

Florence, KY	
Number of Properties	1
Occupancy [1]	100%
Total Rentable Square Feet	148,415
% of Rentable SF	2%


Current Properties

[1] Calculated as the average occupancy at such properties as of December 31, 2017
[2] Note that Plymouth's new acquisition, Airport Business Park in Memphis, TN, has not fully stabilized
[3] Note that the Milwaukee, WI properties within Plymouth's new MidWest acquisition have not fully stabilized

Portfolio Summary (as of September 30, 2017)

P

Building Type by Rentable Square Feet


Warehouse/Light Manufacturing 25%
Other 7%
Warehouse/ Distribution 68%
Warehouse/Flex 6%
Light Manufacturing/ Flex1%

Percentage of Annualized Base Rent


Warehouse/ Light Manufacturing, 28%
Other 14%
Warehouse/ Distribution 58%
Warehouse/ Flex, 12%
Light Manufacturing /Flex, 2%

Property Type	Number of Properties	Occupancy	Total Rentable Square Feet	Percentage of Rentable Square Feet	Annualized Base Rent (1)	Percentage of Annualized Base Rent	Annualized Base Rent per Square Foot
Warehouse/Distribution	18	98.4%	3,915,198	67.8%	$ 12,237,895	58.1%	$ 3.18
Warehouse/Light Manufacturing	8	100.0%	1,464,009	25.4%	$ 5,835,672	27.7%	$ 3.99
Warehouse/Flex	2	63.9%	313,580	5.4%	$ 2,558,052	12.2%	$ 12.77
Light Manufacturing/Flex	1	100.0%	78,721	1.4%	$ 418,034	2.0%	$ 5.31
Total Company Portfolio	**29**	**97.0%**	**5,771,508**	**100.0%**	**$ 21,049,653**	**100.0%**	**$ 3.76**

(1) "Annualized Base Rent" means the monthly base cash rent for the applicable property or properties as of September 30, 2017 multiplied by 12.

Lease Expiration Schedule (as of September 30, 2017)



Rentable Square Feet
Annualized Base Rent
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Available
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter
Annualized Base Rent
Total Rentable Square Feet

Year of Expiration	Number of Leases Expiring	Total Rentable Square Feet	Percentage of Rentable Square Feet		Annualized Base Rent (1)	Percentage of Annualized Base Rent	Annualized Base Rent per Square Foot
Available	0	175,722	3.0%	$	-	0.0%	$0.00
2017	5	725,370	12.6%	$	2,591,049	12.3%	$3.57
2018	9	298,488	5.2%	$	2,203,712	10.5%	$7.38
2019	11	1,212,578	21.0%	$	4,241,795	20.3%	$3.50
2020	7	1,027,812	17.8%	$	3,212,503	15.3%	$3.13
2021	12	1,162,058	20.1%	$	4,457,646	21.2%	$3.84
2022	5	304,374	5.3%	$	1,093,923	5.2%	$3.59
2023	4	134,059	2.3%	$	527,492	2.5%	$3.93
2024	3	380,099	6.6%	$	1,049,768	5.0%	$2.76
2025	2	61,171	1.1%	$	673,304	3.2%	$11.01
2026	1	53,970	0.9%	$	302,772	1.4%	$5.61
2027	1	235,807	4.1%	$	695,688	3.3%	$2.95
Thereafter	0	-	0.0%	$	-	0.0%	$0.00
Total Company Portfolio	**60**	**5,771,508**	**100%**	**$**	**21,049,653**	**100%**	**$3.76**

(1) "Annualized Base Rent" means the monthly base cash rent for the applicable property or properties as of September 30, 2017 multiplied by 12.

Geographic Diversification (as of September 30, 2017)

Property Square Footage by State



New Jersey, 2.7%
Georgia, 3.4%
Kentucky, 2.6%
Maine, 3.5%
Ohio, 36.4%
Tennessee, 20.9%
Indiana, 22.1%
Illinois, 8.4%

Property Square Footage by State



Georgia, 2.5%
Kentucky, 2.0%
Georgia, 3.7%
Maine, 5.0%
Ohio, 34.3%
Tennessee, 19.9%
Indiana, 19.9%
Illinois, 12.3%

State	Number of Properties	Occupancy	Total Rentable Square Feet	Percentage of Rentable Square Feet	Annualized Base Rent (1)	Percentage of Annualized Base Rent	Annualized Base Rent per Square Foot
Ohio	9	100.0%	2,103,894	36.4%	7,218,271	34.3%	$3.43
Illinois	6	100.0%	486,011	8.4%	2,598,444	12.3%	$5.35
Indiana	6	97.8%	1,273,871	22.1%	4,184,468	19.9%	$3.36
Tennessee	4	87.7%	1,207,613	20.9%	4,190,327	19.9%	$3.95
Maine	1	100.0%	200,625	3.5%	1,052,694	5.0%	$5.25
New Jersey	1	100.0%	156,279	2.7%	861,480	4.1%	$5.51
Georgia	1	100.0%	194,800	3.4%	525,960	2.5%	$2.70
Kentucky	1	100.0%	148,415	2.6%	418,010	2.0%	$2.82
Total Company Portfolio	**29**	**97.0%**	**5,771,508**	**100.0%**	**$ 21,049,653**	**100.0%**	$3.76

(1) “Annualized Base Rent” means the monthly base cash rent for the applicable property or properties as of September 30, 2017 multiplied by 12.

Top Tenants (as of September 30, 2017)

Tenant	Market	Industry	Number of Leases	Total Leased Square Feet	Expiration	Annualized Base Rent/SF	Annualized Base Rent (1)	Percent of Total Annualized Rent
Corporate Services, Inc.	South Bend	Logistics & Transportation	4	667,000	3/2/2021	$3.60	$ 2,403,000	11.4%
Pier One	Columbus	Home Furnishings	1	527,127	12/31/2017	$3.38	$ 1,782,634	8.5%
Perseus Distribution	Jackson	Paper & Printing	1	638,400	5/31/2020	$2.20	$ 1,404,480	6.7%
Liquidity Services	Columbus	Wholesale/Retail	1	340,000	2/28/2019	$2.95	$ 1,003,000	4.8%
Volvo Parts North America	Columbus	Automotive	1	300,000	10/31/2019	$3.09	$ 927,000	4.4%
AMTEC Precision Products	Chicago	Industrial Equipment Components	2	174,336	4/30/2025 10/31/2019	$4.88	$ 851,411	4.0%
Federal Aviation Administration	Memphis	Areo Space	2	40,300	9/30/2018	$19.18	$ 772,848	3.7%
Royal Chemical	Cleveland	Chemical	1	145,334	3/31/2020	$5.25	$ 763,280	3.6%
MicroMetl	Indianapolis	Industrial Equipment Components	1	235,807	4/30/2027	$2.95	$ 695,688	3.3%
Standard Aero	Cincinnati	Areo Space	1	236,405	4/30/2021	$2.74	$ 648,670	3.1%
Ten Largest Tenants by Annualized Rent			**15**	**3,304,709**		**$3.40**	**$ 11,252,010**	**53.5%**
All Other			**40**	**2,291,077**		**$4.28**	**$ 9,797,643**	**46.5%**
Total Company Portfolio			**55**	**5,595,786**		**$3.76**	**$ 21,049,653**	**100.0%**

(1) "Annualized Base Rent" means the monthly base cash rent for the applicable property or properties as of September 30, 2017 multiplied by 12.



Thunderbird Lane, Fairfield, OH



Stern Street, St. Charles, IL



Stow Road, Marlton, NJ

Industry Concentration (as of September 30, 2017)

Industry Type by Leased Square Feet



Chemicals 5%
Light Mfg 7%
Business Services 2%
Paper & Printing 13%
Wholesale/ Retail 9%
Home Furnishings 9%
Automotive 14%
Industrial Equip 12%
Logistics 15%
Other 14%
Aerospace 4%
Food & Beverage 2%
Tech/Elec 3%
Construction 2%
Healthcare 2%
Financial S. 1%
Photography 1%

Industry Type by Annualized Base Rent (1)



Paper & Printing 8%
Chemicals 7%
Light Mfg 6%
Business Services 5%
Aerospace 5%
Wholesale/ Retail 8%
Home Furnishings 9%
Automotive 11%
Industrial Equip 12%
Logistics 14%
Other 15%
Food & Beverage 3%
Tech/Elec 3%
Construction 3%
Healthcare 3%
Financial S. 1%
Photography 1%
Plastics 1%

Industry	Number of Leases	Total Leased Square Feet	Percentage of Leased Square Feet	Annualized Base Rent (1)	Percentage of Annualized Base Rent	Annualized Base Rent per Square Foot
Logistics	8	823,176	14.8%	2,987,096	14.3%	$3.63
Industrial Equip	8	646,616	11.6%	2,549,797	12.2%	$3.94
Automotive	6	777,146	13.9%	2,345,021	11.1%	$3.02
Home Furnishings	1	527,127	9.4%	1,782,634	8.5%	$3.38
Wholesale/Retail	7	517,233	9.2%	1,735,376	8.2%	$3.36
Paper & Printing	2	717,048	12.8%	1,693,248	8.0%	$2.36
Chemicals	2	280,370	5.0%	1,447,918	6.9%	$5.16
Light Mfg	3	373,861	6.7%	1,331,516	6.3%	$3.56
Business Services	6	113,456	2.0%	1,062,217	5.0%	$9.36
Aerospace	4	215,292	3.8%	937,688	4.5%	$4.36
Food & Beverage	2	97,904	1.7%	683,094	3.2%	$6.98
Tech/Elec	3	151,246	2.7%	666,710	3.2%	$4.41
Construction	2	134,589	2.4%	633,081	3.0%	$4.70
Healthcare	2	87,645	1.6%	531,800	2.5%	$6.07
Financial Services	2	71,927	1.3%	297,060	1.4%	$4.13
Photography	1	39,950	0.7%	257,278	1.2%	$6.44
Plastics	1	21,200	0.4%	108,120	0.5%	$5.10
Total Company Portfolio	**60**	**5,595,786**	**100.0%**	**$ 21,049,653**	**100.0%**	**$3.76**

(1) "Annualized Base Rent" means the monthly base cash rent for the applicable property or properties as of September 30, 2017 multiplied by 12.

Proven Management Team

Highly experienced management team with extensive commercial real estate and investment backgrounds



Jeff Witherell
Chairman & CEO

- Over 25 years of experience in real estate investment, development and banking activities
- Former senior executive at Franklin Street Properties (NYSE: FSP), GAP LP, and Devonshire Development
- Involved in property syndications, loan acquisitions and development totaling approximately $1.5 billion
- Bachelor of Science: Emmanuel College; holds Series 7, 63, 79 and 24 certifications



Pendleton White
President & CIO

- Over 25 years of experience in commercial real estate, including roles in acquisitions, leasing, investment sales, and investment banking
- Former senior executive at Franklin Street Properties (NYSE: FSP), Scanlan Kemper Bard, Coldwell Banker Commercial, and Spaulding & Slye
- Involved in over $1 billion of real estate transactions
- Bachelor of Science: Boston University



Dan Wright
EVP & CFO

- Over 30 years of real estate accounting and financial reporting experience
- Former CFO of Pyramid Advisors, Prism Venture Partners and Leggat McCall Properties
- BSBA: Babson College; JD: Suffolk University

Independent Directors

Highly experienced independent board with extensive real estate and public company expertise

Martin Barber	▪ Current chairman of Moirai Capital, a property development and investment company based in London ▪ Co-founder, Chairman and CEO of Capital & Regional PLC, a publicly traded real estate company ▪ Co-founded CenterPoint Properties Trust in 1984 and served as co-chairman and lead independent trustee through the Company's IPO in 1993 and eventual $3.4 billion sale to CalEast Industrial Investors in April 2006 ▪ Former chairman of PRICOA Property Investment Management, a subsidiary of Prudential Insurance Company of America
Phillip Cottone	▪ Former board member of Government Properties Trust (NYSE: GPT) and lead director of Boston Capital REIT ▪ Currently mediator and arbitrator for FINRA, the American Arbitration Association, and the Counselors of Real Estate ▪ Co-founder of Ascott Investment Corporation, an investment, development and syndication company
Richard DeAgazio	▪ Founder and Principal of Ironsides Associates, LLC ▪ Founder, Executive VP and Principal of Boston Capital ▪ Formerly served on the National Board of Governors of FINRA ▪ Founder and past President of the National Real Estate Investment Association
David Gaw	▪ Former CFO of Pyramid Hotels and Resorts, a hospitality REIT ▪ Former CFO of Berkshire Development, a private retail real estate developer ▪ Former SVP, CFO and Treasurer of Heritage Property Investment Trust ▪ Former SVP and CFO of Boston Properties (NYSE: BXP)

Investment Summary

- Post-IPO execution sets the stage for growth catalysts in 2018
- Strong U.S. industrial markets with improving fundamentals
- High quality Class B industrial portfolio with stable and consistent cash flows
- Differentiated investment strategy focused on growth and superior returns
- Highly experienced and capable management team

PLYMOUTH REIT